Exhibit 99.2

Supplemental Analyst Package Second Quarter 2010 Earnings Call July 28, 2010

Table of Contents Consolidated Statements of Funds from Operations 4 Wholly-owned Property Results of Operations 5 Seasonality of Operations 6 Capital Structure  7 Portfolio Overview 8 2010/2011 Leasing Status - Summary 9 2010/2011 Leasing Status - By Property 10 Owned Development Update 14 Third-party Development Update 15 Management Services Update  16 Investor Information 17

Financial Highlights (dollars in thousands, except per share data) 2010 2009 $ Change % Change 2010 2009 $ Change % Change 76,682 $ 71,271 $ 5,411 $ 7.6% 158,225 $ 147,014 $ 11,211 $ 7.6% 17,814 11,012 6,802 41,571 28,626 12,945 768 (5 310) 6 078 (1 421) (5 033) 3 612 Six Months Ended June 30, Three Months Ended June 30, Total revenues Net attributable to ACC Operating Data Operating income 5,310) 6,078 1,421) 5,033) 3,612 0.01 (0.11) (0.03) (0.12) 18,680 15,378 3,302 38,316 36,134 2,182 FFO per share - diluted (1) 0.35 0.31 0.71 0.77 20,341 16,211 4,130 42,370 34,714 7,656 FFOM per share - diluted (1) 0.38 0.33 0.78 0.74 Net income (loss) per share attributable to ACC-basic and diluted FFO (1) income (loss) FFOM (1) Debt to total market capitalization (2) (3) 42.4% 2.52 (1) June 30, 2010 December 31, 2009 Operating Statistics 2.35 43.0% Interest coverage (4) (1) FFO includes a $4.0 million impairment charge recorded during the three months ended March 31, 2010 for the Campus Walk - Oxford property, which was sold in April 2010. FFO also includes our share of impairment charges totaling $0.6 million and $1.4 million recorded during the three and six months ended June 30, 2010, respectively, for three properties owned through our unconsolidated Fidelity joint ventures. These impairment charges are excluded for purposes of calculating FFOM. (2) Excludes debt related to our on-campus participating properties of $84.0 million and $84.1 million as of June 30, 2010 and December 31, 2009, respectively, as well as net unamortized debt discounts of $4.4 million and $4.7 million as of June 30, 2010 and December 31, 2009, respectively. Also excludes our share of debt from our unconsolidated joint ventures with Fidelity totaling $29.4 million and $33.0 million as of June 30, 2010 and December 31, 2009, respectively. (3) Market capitalization is calculated based on a common share price of $27.29 and $28.10 as of June 30, 2010 and December 31, 2009, respectively, and fully diluted common shares totaling 54.4 million and 54.0 million as of June 30, 2010 and December 31, 2009, respectively. (4) Represents operating performance for the four most recently completed fiscal quarters. Excludes interest associated with our on-campus participating properties and Hampton Roads unconsolidated joint venture. 1

Consolidated Balance Sheets (dollars in thousands) June 30, 2010 December 31, 2009 (unaudited) Assets Investments in real estate: Wholly-owned properties, net 1,977,475 $ 2,014,970 $ On-campus participating properties, net 63,755 65,690 Investments in real estate, net 2,041,230 2,080,660 Cash and cash equivalents 20,932 66,093 Restricted cash 31,615 29,899 Student contracts receivable, net 4,249 5,381 Other assets 52,874 52,948 Total assets 2,150,900 $ 2,234,981 $ Liabilities and equity Liabilities: Secured mortgage, construction and bond debt 947,041 $ 1,029,455 $ Senior secured term loan 100,000 100,000 Secured agency facility 94,000 94,000 Secured revolving credit facility 30,100 - Accounts payable and accrued expenses 26,963 26,543 Other liabilities 44,380 45,487 Total liabilities 1,242,484 1,295,485 Redeemable noncontrolling interests 34,654 36,722 Equity: American Campus Communities, Inc. and Subsidiaries stockholders' equity: Common stock 524 521 Additional paid in capital 1,101,686 1,092,030 Accumulated earnings and distributions (226,266) (189,165) Accumulated other comprehensive loss (6,059) (4,356) 869 885 899 030 Total American Campus Communities, Inc. and Subsidiaries stockholders' equity 869,885 899,030 Noncontrolling interests 3,877 3,744 Total equity 873,762 902,774 Total liabilities and equity 2,150,900 $ 2,234,981 $ 2

Consolidated Statements of Operations (unaudited, dollars in thousands, except share and per share data) Resident services 242 205 37 494 445 49 Total revenues 76,682 71,271 5,411 158,225 147,014 11,211 Operating expenses: Wholly-owned properties 32,288 31,794 494 63,764 62,284 1,480 On-campus participating properties 2,620 2,783 (163) 5,019 4,813 206 Third-party development and management services 2,796 2,810 (14) 5,895 5,787 108 General and administrative 2,616 2,829 (213) 5,369 5,577 (208) Depreciation and amortization 17,795 19,591 (1,796) 35,283 38,923 (3,640) Ground/facility leases 753 452 301 1,324 1,004 320 operating expenses 58 868 60 259 (1 391) 116 654 118 388 (1 734) Total 58,868 60,259 1,391) 116,654 118,388 1,734) Operating income 17,814 11,012 6,802 41,571 28,626 12,945 Nonoperating income and (expenses): Interest income 16 40 (24) 33 79 (46) Interest expense (14,961) (14,817) (144) (30,262) (30,081) (181) Amortization of deferred financing costs (1,015) (769) (246) (2,057) (1,559) (498) Loss from unconsolidated joint ventures (711) (483) (228) (2,125) (1,037) (1,088) Other nonoperating income - 402 (402) - 402 (402) Total nonoperating expenses (16,671) (15,627) (1,044) (34,411) (32,196) (2,215) Income (loss) before income taxes and discontinued operations 1,143 (4,615) 5,758 7,160 (3,570) 10,730 Income tax provision (142) (135) (7) (285) (270) (15) Income (loss) from continuing operations 1,001 (4,750) 5,751 6,875 (3,840) 10,715 Discontinued operations: Loss attributable to discontinued (5) (547) 542 (4,288) (948) (3,340) operations Loss from disposition of real estate (59) - (59) (3,705) - (3,705) Total discontinued operations (64) (547) 483 (7,993) (948) (7,045) Net income (loss) 937 (5,297) 6,234 (1,118) (4,788) 3,670 Net income attributable to noncontrolling interests (169) (13) (156) (303) (245) (58) Net income (loss) attributable to American Campus Communities, Inc. and Subsidiaries 768 $ (5,310) $ 6,078 $ (1,421) $ (5,033) $ 3,612 $ Net (loss) per share attributable to American income Campus Communities, Inc. and Subsidiaries common stockholders - basic and diluted 0.01 $ (0.11) $ (0.03) $ (0.12) $ Weighted-average common shares outstanding: Basic 52,335,642 47,897,196 52,285,919 45,152,665 Diluted 52,853,003 47,897,196 52,829,613 45,152,665 3

Consolidated Statements of Funds from Operations

(unaudited, dollars in thousands, except share and per share data)

	Three Months Ended June 30,			Six Months Ended June 30,		
	2010	2009	$ Change	2010	2009	$ Change
Net income (loss) attributable to American Campus Communities, Inc. and Subsidiaries	$ 768	$ (5,310)	$ 6,078	$ (1,421)	$ (5,033)	$ 3,612
Noncontrolling interests	169	13	156	303	245	58
Loss from disposition of real estate	59	-	59	3,705	-	3,705
Loss from unconsolidated joint ventures	711	483	228	2,125	1,037	1,088
FFO from unconsolidated joint ventures (1)	(437)	192	(629)	(1,244)	153	(1,397)
Real estate related depreciation and amortization	17,410	20,000	(2,590)	34,848	39,732	(4,884)
Funds from operations ("FFO")	**18,680**	**15,378**	**3,302**	**38,316**	**36,134**	**2,182**
Elimination of operations of on-campus participating properties and unconsolidated joint venture:						
Net loss (income) from on-campus participating properties	1,435	1,605	(170)	(710)	(409)	(301)
Amortization of investment in on-campus participating properties	(1,080)	(1,092)	12	(2,159)	(2,182)	23
FFO from Hampton Roads unconsolidated joint venture (2)	-	(56)	56	160	180	(20)
	19,035	15,835	3,200	35,607	33,723	1,884
Modifications to reflect operational performance of on-campus participating properties:						
Our share of net cash flow (3)	486	200	286	792	492	300
Management fees	188	176	12	521	499	22
Impact of on-campus participating properties	674	376	298	1,313	991	322
Elimination of provision for asset impairment - wholly-owned property (4)	-	-	-	4,036	-	4,036
Elimination of provision for asset impairments - unconsolidated joint ventures (5)	632	-	632	1,414	-	1,414
Funds from operations-modified ("FFOM")	**$ 20,341**	**$ 16,211**	**$ 4,130**	**$ 42,370**	**$ 34,714**	**$ 7,656**
FFO per share - diluted	**$ 0.35**	**$ 0.31**		**$ 0.71**	**$ 0.77**	
FFOM per share - diluted	**$ 0.38**	**$ 0.33**		**$ 0.78**	**$ 0.74**	
Weighted average common shares outstanding - diluted	**54,139,051**	**49,666,473**		**54,124,104**	**46,864,604**	

(1) Represents our share of the FFO from three joint ventures in which we are a minority partner. Includes the Hampton Roads Military Housing joint venture in which we have a minimal economic interest as well as our 10% minority interest in two joint ventures (the "Fidelity Joint Ventures") formed or assumed as part of the company's acquisition of GMH. For the three and six months ended June 30, 2010, ACC's 10% share of the FFO of the Fidelity Joint Ventures, including impairment charges, was negative $0.4 million and negative $1.0 million, respectively. For the three and six months ended June 30, 2010, ACC's 10% share of the net operating income of the Fidelity Joint Ventures was $0.7 million and $1.4 million, respectively.

(2) Our share of the FFO from the Hampton Roads Military Housing unconsolidated joint venture is excluded from the calculation of FFOM, as management believes this amount does not accurately reflect the company's participation in the economics of the transaction.

(3) 50% of the properties' net cash available for distribution after payment of operating expenses, debt service (including repayment of principal) and capital expenditures. Represents amounts accrued for the interim periods.

(4) Represents an impairment charge recorded during the three months ended March 31, 2010 for Campus Walk - Oxford, a property that was sold in April 2010. The impairment charge is included in loss attributable to discontinued operations on the accompanying consolidated statements of operations for the six months ended June 30, 2010. Although impairment charges are included in the calculation of net income (loss) and FFO, the company excludes such charges from FFOM because it believes the inclusion of such charges is inconsistent with the treatment of gains and losses on the disposition of real estate, which are not included in FFO. Additionally, the company believes that excluding impairment charges from FFOM more appropriately presents the operating performance of the company's real estate investments on a comparative basis.

(5) Represents our share of impairment charges recorded during the three and six months ended June 30, 2010 for three properties owned through our unconsolidated Fidelity Joint Ventures.

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Wholly-Owned Property Results of Operations (1) (dollars in thousands) 2010 2009 $ % 2010 2009 $ Change % Three Months Ended June 30, Six Months Ended June 30, Change Change Change Wholly-owned property revenues Same store properties 65,766 $ 63,871 $ 1,895 $ 3.0% 132,927 $ 128,945 $ 3,982 $ 3.1% New properties (2) 3,025 487 2,538 7,308 988 6,320 Total revenues (3) 68,791 $ 64,358 $ 4,433 $ 6.9% 140,235 $ 129,933 $ 10,302 $ 7.9% Wholly-owned property operating expenses Same store properties 30,759 $ 31,517 $ (758) $ -2.4% 61,140 $ 61,704 $ (564) $ -0.9% New properties (2) 1,529 277 1,252 2,624 580 2,044 Total operating expenses 32,288 $ 31,794 $ 494 $ 1.6% 63,764 $ 62,284 $ 1,480 $ 2.4% Wholly-owned property net operating income Same store properties 35,007 $ 32,354 $ 2,653 $ 8.2% 71,787 $ 67,241 $ 4,546 $ 6.8% New properties (2) 1 496 210 1 286 4 684 408 4 276 ) 1,496 1,286 4,684 4,276 Total net operating income 36,503 $ 32,564 $ 3,939 $ 12.1% 76,471 $ 67,649 $ 8,822 $ 13.0% (1) Excludes the following properties, which are classified within discontinued operations on the accompanying consolidated statements of operations: Riverside Estates (sold in December 2009); Cambridge at Southern (sold in March 2010); and Campus Walk - Oxford (sold in April 2010). (2) Includes Barrett Honors College, which completed construction and opened for occupancy in August 2009, and University Heights, which was purchased from one of the Fidelity Joint Ventures in March 2010. Also includes Campus Trails a 480-bed property that incurred business interruption due to significant property damage resulting from a fire in April 2010. Including Campus Trails in the same store property grouping for the three and six months ended June 30, 2010 would not have materially changed the same store results of operations. (3) Includes revenues which are reflected as Resident Services Revenue on the accompanying consolidated statements of operations. 5

Seasonality of Operations (1)

(dollars in thousands, except per bed amounts)

	Three Months Ended: September 30, 2009	Three Months Ended: December 31, 2009	Three Months Ended: March 31, 2010	Three Months Ended: June 30, 2010	Total/Weighted Average
Same store properties (Legacy) [2]					
Revenue per occupied bed					
Rental revenue per occupied bed per month	$ 520	$ 540	$ 541	$ 532	$ 533
Other income per occupied bed per month [3]	63	37	39	46	47
Total revenue per occupied bed	**$ 583**	**$ 577**	**$ 580**	**$ 578**	**$ 580**
Average number of owned beds	23,107	23,107	23,107	23,107	23,107
Average physical occupancy	95.0%	96.2%	96.6%	94.0%	95.5%
Total revenue	$ 38,355	$ 38,507	$ 38,849	$ 37,682	$ 153,393
Property operating expenses	19,980	16,061	16,303	16,885	69,229
Net operating income	$ 18,375	$ 22,446	$ 22,546	$ 20,797	$ 84,164
Operating margin	*47.9%*	*58.3%*	*58.0%*	*55.2%*	*54.9%*
Same store properties (GMH) [2]					
Revenue per occupied bed					
Rental revenue per occupied bed per month	$ 438	$ 433	$ 434	$ 435	$ 435
Other income per occupied bed per month [3]	32	23	28	27	28
Total revenue per occupied bed	**$ 470**	**$ 456**	**$ 462**	**$ 462**	**$ 463**
Average number of owned beds	21,295	21,295	21,295	21,295	21,295
Average physical occupancy	90.3%	95.8%	95.9%	95.1%	94.3%
Total revenue	$ 27,134	$ 27,893	$ 28,312	$ 28,084	$ 111,423
Property operating expenses	16,876	13,250	14,078	13,874	58,078
Net operating income	$ 10,258	$ 14,643	$ 14,234	$ 14,210	$ 53,345
Operating margin	*37.8%*	*52.5%*	*50.3%*	*50.6%*	*47.9%*
New properties [4]					
Revenue per occupied bed					
Rental revenue per occupied bed per month	$ 589	$ 633	$ 617	$ 615	$ 617
Other income per occupied bed per month [3]	63	8	21	86	38
Total revenue per occupied bed	**$ 652**	**$ 641**	**$ 638**	**$ 701**	**$ 655**
Average number of owned beds	1,341	2,201	2,377	2,729	2,162
Average physical occupancy	95.8%	96.2%	94.0%	52.7%	81.8%
Total revenue	$ 2,512	$ 4,076	$ 4,283	$ 3,025	$ 13,896
Property operating expenses	777	915	1,095	1,529	4,316
Net operating income	$ 1,735	$ 3,161	$ 3,188	$ 1,496	$ 9,580
Operating margin	*69.1%*	*77.6%*	*74.4%*	*49.5%*	*68.9%*
ALL PROPERTIES					
Revenue per occupied bed					
Rental revenue per occupied bed per month	$ 485	$ 496	$ 496	$ 489	$ 491
Other income per occupied bed per month [3]	49	29	34	39	38
Total revenue per occupied bed	**$ 534**	**$ 525**	**$ 530**	**$ 528**	**$ 529**
Average number of owned beds	45,743	46,603	46,779	47,131	46,564
Average physical occupancy	92.8%	96.0%	96.1%	92.1%	94.3%
Total revenue	$ 68,001	$ 70,476	$ 71,444	$ 68,791	$ 278,712
Property operating expenses	37,633	30,226	31,476	32,288	131,623
Net operating income	$ 30,368	$ 40,250	$ 39,968	$ 36,503	$ 147,089
Operating margin	*44.7%*	*57.1%*	*55.9%*	*53.1%*	*52.8%*

(1) Excludes the following properties, which are classified within discontinued operations on the accompanying consolidated statements of operations: Riverside Estates (sold in December 2009); Cambridge at Southern (sold in March 2010); and Campus Walk - Oxford (sold in April 2010).

(2) Includes all properties owned during the full year ended December 31, 2009.

(3) Other income is all income other than Net Student Rent. This includes, but is not limited to, utility income, damages, parking income, summer conference rent, application and administration fees, etc.

(4) Includes Barrett Honors College, which completed construction and opened for occupancy in August 2009, and University Heights, which was purchased from one of the Fidelity Joint Ventures in March 2010. Also includes Campus Trails, a 480-bed property that incurred business interruption due to significant property damage resulting from a fire in April 2010.

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Capital Structure as of June 30, 2010 (dollars in thousands) Total Debt (1) 1,091,568 $ Total Equity Market Value (2) 1 484 173 1,484,173 Total Market Capitalization 2,575,741 $ Debt to Total Market Capitalization 42.4% Interest Coverage (3) 2.52 Principal Outstanding (1) Weighted Average Interest Rate Average Term to Maturity Fixed Rate Mortgage Loans 767,468 $ 5.79% 4.2 Years Variable Rate Construction Loan (4) 100,000 1.58% .5 Years Revolving Credit Facility 30,100 5.00% 2.1 Years Secured Agency Facility 94,000 2.50% 4.2 Years Senior Secured Term Loan (5) 100,000 3.55% .9 Years Total / Weighted Average 1 091 568 $ 4 89% 3 5Years 1,091,568 4.89% 3.5 Years Fixed Rate Mortgage Loans Maturity Schedule $31,856 $95,990 $65,325 $82,647 $99,308 $188,501 $148 325 $43,700 $11,816 $0 $20,000 $40,000 $60,000 $80,000 $100,000 $120,000 $140,000 $160 000 $180,000 $200,000 $220,000 2010 2011 2012 2013 2014 2015 2016 2017 2018+  (1) Excludes debt related to our on-campus participating properties totaling $84.0 million with a weighted average interest rate of 7.18% and average term to maturity of 10.1 years. Also excludes net unamortized debt discounts of $4.4 million as well as our share of debt from our unconsolidated joint ventures with Fidelity totaling $29.4 million. (2) Based on share price of $27.29 as of June 30, 2010. Assumes conversion of all common and preferred Operating Partnership units as well as any other securities convertible into common shares (3) Represents operating performance for the four most recently completed fiscal quarters. Excludes interest associated with our on-campus participating properties and Hampton Roads unconsolidated joint venture. (4) This loan matures in December 2010, at which time the company intends to exercise its option to extend the maturity through December 2011. (5) This loan matures in May 2011, at which time the company intends to exercise its option to extend the maturity through May 2012. 7

Portfolio Overview as of June 30, 2010 (1) Summary Units Beds 2010 2009 Physical Occupancy at June 30, Property Type Same Store Wholly-owned Properties - Total 14,051 44,402 93.0% 89.1% Same Store Wholly-owned Properties (Legacy) 7,267 23,107 92.0% 92.1% Same Store Wholly-owned Properties (GMH) 6,784 21,295 94.1% 85.8% New Wholly-owned Properties (2) 934 2,729 34.6% 93.8% (3) Wh ll d P ti T t l 14 985 47 131 89 6% 89 1% (3) Wholly-owned Properties - Total 14,985 47,131 89.6% 89.1% On-campus Participating Properties (4) 1,863 4,519 18.9% 13.1% Joint Venture Properties (5) 2,948 9,814 94.4% 87.4% (1) Excludes Riverside Estates, Cambridge at Southern, and Campus Walk - Oxford, which were sold in December 2009, March 2010, and April 2010, respectively. (2) Includes the following properties: Barrett Honors College at Arizona State University, an American Campus Equity ("ACE®") project which completed construction and opened for occupancy in August 2009; University Heights, which was purchased from one of the Fidelity joint ventures in March 2010; and Campus Trails, a property that incurred business interruption due to significant property damage resulting from a fire in April 2010. (3) Excludes properties that were not owned during the prior year. (4) Occupancy at our on-campus participating properties is low during the summer months due to the expiration of the 9-month leases concurrent with the end of the spring semester. (5) Represents 18 properties owned in two joint ventures with Fidelity, of which we own a 10% interest. Reflects the sale of Commons on Oak Tree and University Heights in November 2009 and March 2010, respectively. Also excludes Stadium Suites, which was placed into receivership in March 2010. 8

2010/2011 Leasing Status

Wholly-owned Properties and Joint Venture Portfolio To Be Acquired - Summary

Applications + Leases	Current Year: Applications + Leases [1]	Current Year: % of Rentable Beds	Prior Year: Applications + Leases [1]	Prior Year: % of Rentable Beds	Rentable Beds [2]	Design Beds	Final Fall 2009 Occupancy [3]
Total Same Store Wholly-owned Properties	**45,103**	**98.6%**	**43,568**	**95.4%** [4]	**45,726** [4]	**46,203** [4]	**95.9%** [4]
Legacy Properties	24,236	98.6%	23,745	96.6%	24,592	24,828	96.2%
GMH Properties (Acquired June 2008)	20,867	98.7%	19,823	94.2% [4]	21,134 [4]	21,375 [4]	95.5% [4]
New Wholly-owned Properties [5]	**1,373**	**93.0%**	**801**	**81.0%** [5]	**1,476** [5]	**1,495** [5]	**n/a**
Total Wholly-owned Properties	**46,476**	**98.5%**	**44,369**	**95.1%** [4] [6]	**47,202** [4] [6]	**47,698** [4] [6]	**95.9%** [4]
Joint Venture Portfolio to be Acquired	**8,292**	**97.8%**	**8,018**	**94.5%**	**8,481**	**8,534**	**94.4%**

Leases	Current Year: Leases [1]	Current Year: % of Rentable Beds	Prior Year: Leases [1]	Prior Year: % of Rentable Beds	Rentable Beds [2]	Design Beds	Final Fall 2009 Occupancy [3]
Total Same Store Wholly-owned Properties	**43,499**	**95.1%**	**42,147**	**92.3%** [4]	**45,726** [4]	**46,203** [4]	**95.9%** [4]
Legacy Properties	23,223	94.4%	22,710	92.3%	24,592	24,828	96.2%
GMH Properties (Acquired June 2008)	20,276	95.9%	19,437	92.3% [4]	21,134 [4]	21,375 [4]	95.5% [4]
New Wholly-owned Properties [5]	**1,333**	**90.3%**	**766**	**77.5%** [5]	**1,476** [5]	**1,495** [5]	**n/a**
Total Wholly-owned Properties	**44,832**	**95.0%**	**42,913**	**92.0%** [4] [6]	**47,202** [4] [6]	**47,698** [4] [6]	**95.9%** [4]
Joint Venture Portfolio to be Acquired	**7,923**	**93.4%**	**7,751**	**91.4%**	**8,481**	**8,534**	**94.4%**

(1) As of July 23, 2010 for current year and July 24, 2009 for prior year.

(2) Rentable beds exclude beds needed for on-site staff.

(3) As of September 30, 2009.

(4) Rentable beds and design beds include an additional 80 beds at one property that are currently being converted from existing retail space and are anticipated to open in Fall 2010. These beds are excluded for purposes of calculating the prior year percentage of rentable beds and the final Fall 2009 occupancy.

(5) Includes the following properties: University Heights, which was purchased from one of the Fidelity joint ventures in March 2010; Campus Trails, a property that incurred business interruption due to significant property damage resulting from a fire in April 2010; and Sanctuary Lofts, which was purchased in July 2010.

(6) Rentable beds and design beds include Sanctuary Lofts, a 487-bed property purchased in July 2010. These beds are excluded for purposes of calculating the prior year percentage of rentable beds.

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2010/2011 Leasing Status, continued

Properties with Projected Rental Rate Growth Above 3%

	Current Year		Prior Year						
	Leases [1]	% of Rentable Beds	Leases [1]	% of Rentable Beds	Rentable Beds [2]	Design Beds	Final Fall 2009 Occupancy [3]	Initial Rate Increase	Projected Rate Increase [4]
Properties Increasing Rental Rates									
1. Pirates Place-Greenville, NC	414	78.4%	358	67.8%	528	528	82.6%	19.2%	19.1%
2. University Manor-Greenville, NC	587	98.8%	595	100.2%	594	600	99.3%	6.1%	6.8%
3. Pirates Cove-Greenville, NC	1,040	99.2%	1,018	97.1%	1,048	1,056	95.9%	4.2%	4.9%
4. University Meadows-Mt. Pleasant, MI	602	99.3%	595	98.2%	606	616	97.4%	3.9%	4.8%
5. The Highlands-Reno, NV	614	85.3%	679	94.3%	720	732	99.0%	4.0%	4.8%
6. The Enclave-Bowling Green, OH	472	98.3%	477	99.4%	480	480	99.2%	4.4%	4.7%
7. University Village at Boulder Creek-Boulder, CO	295	98.7%	295	98.7%	299	309	98.7%	4.1%	4.5%
8. University Mills-Cedar Falls, IA	476	99.0%	476	99.0%	481	481	98.8%	3.5%	4.4%
9. University Crossings-Philadelphia, PA	1,003	100.1%	998	99.6%	1,002	1,016	99.1%	3.9%	4.3%
10. University Trails-Lubbock, TX	672	99.7%	666	98.8%	674	684	97.4%	3.7%	4.2%
11. The Callaway House-College Station, TX	546	103.6%	546	103.6%	527	538	103.5%	3.9%	4.2%
12. Brookstone Village-Wilmington, NC	228	97.9%	225	96.6%	233	238	99.2%	3.5%	4.1%
13. The Club-Athens, GA	465	97.9%	471	99.2%	475	480	97.7%	2.9%	4.0%
14. Campus Corner-Bloomington, IN	777	99.0%	783	99.7%	785	796	96.5%	2.3%	4.0%
15. Vista del Sol-Tempe, AZ	1,834	99.8%	1,777	96.7%	1,837	1,866	95.4%	3.1%	3.9%
16. The Centre-Kalamazoo, MI	694	99.4%	684	98.0%	698	700	98.3%	3.4%	3.9%
17. University Club Apartments-Gainesville, FL	319	84.8%	332	88.3%	376	376	93.9%	-3.3%	3.9%
18. Abbott Place-East Lansing, MI	635	99.7%	635	99.7%	637	654	99.4%	3.1%	3.7%
19. The Outpost-San Antonio, TX	808	97.6%	832	100.5%	828	828	99.9%	3.6%	3.6%
20. The Outpost-San Marcos, TX	484	99.6%	484	99.6%	486	486	99.2%	2.9%	3.5%
21. The Edge-Orlando, FL	916	99.6%	900	97.8%	920	930	99.1%	2.9%	3.3%
22. The Village at Blacksburg-Blacksburg, VA	1,038	99.0%	1,045	99.7%	1,048	1,056	99.4%	3.0%	3.3%
23. River Club Apartments-Athens, GA	731	93.4%	737	94.1%	783	792	96.0%	2.9%	3.1%
24. Barrett Honors College-Tempe, AZ	1,667	97.2%	1,629	95.0%	1,715	1,721	95.1%	TBD	3.1%
25. Entrada Real-Tucson, AZ	359	98.9%	363	100.0%	363	363	99.7%	2.9%	3.1%
26. Villas at Chestnut Ridge-Amherst, NY	539	99.3%	537	98.9%	543	552	99.3%	3.1%	3.1%
27. Sunnyside Commons-Morgantown, WV	163	101.2%	158	98.1%	161	161	98.8%	3.0%	3.0%
28. University Place-Charlottesville, VA	403	79.8%	342	67.7%	505	528	88.8%	3.0%	3.0%
Subtotal-Projected Rental Rate Growth Above 3%	**18,781**	**97.0%**	**18,637**	**96.3%**	**19,352**	**19,567**	**97.2%**	**3.6%**	**4.1%**

(1) As of July 23, 2010 for current year and July 24, 2009 for prior year.
(2) Rentable beds exclude beds needed for on-site staff.
(3) As of September 30, 2009.
(4) Projected rental rate increase is based on current executed leases and assumes all future leases are executed at currently marketed rates up to targeted occupancy.

AMERICAN CAMPUS

10

2010/2011 Leasing Status, continued

Properties with Projected Rental Rate Growth Between 0% and 2.99%

	Current Year		Prior Year						
	Leases [1]	% of Rentable Beds	Leases [1]	% of Rentable Beds	Rentable Beds [2]	Design Beds	Final Fall 2009 Occupancy [3]	Initial Rate Increase	Projected Rate Increase [4]
Properties Increasing Rental Rates									
1. University Village at Sweethome-Amherst, NY	629	77.1%	668	81.9%	816	828	99.8%	2.7%	2.9%
2. Aggie Station-Bryan, TX	442	99.5%	443	99.8%	444	450	99.8%	2.5%	2.9%
3. The Village on Sixth Avenue-Huntington, WV	697	93.1%	644	86.0%	749	752	96.5%	2.6%	2.9%
4. River Walk Townhomes-Athens, GA	329	98.2%	328	97.9%	335	336	98.5%	2.2%	2.8%
5. Stone Gate-Harrisonburg, VA	663	99.3%	658	98.5%	668	672	98.5%	3.0%	2.8%
6-7. College Club Townhomes-Tallahassee, FL	536	99.3%	476	88.1%	540	544	98.5%	1.7%	2.8%
8. Campus Way-Tuscaloosa, AL	663	98.5%	669	99.4%	673	684	99.0%	2.7%	2.8%
9. Olde Towne University Square-Toledo, OH	548	100.2%	494	90.3%	547	550	96.5%	2.6%	2.8%
10. Hawks Landing-Oxford, OH	476	98.8%	367	76.1%	482	484	83.5%	0.8%	2.7%
11-12. University Club Townhomes-Tallahassee, FL	715	97.5%	716	97.7%	733	736	98.6%	2.4%	2.6%
13. University Pointe-Lubbock, TX	669	99.3%	673	99.9%	674	682	98.4%	2.4%	2.6%
14. University Village Temple-Philadelphia, PA	721	98.9%	727	99.7%	729	749	98.7%	2.2%	2.5%
15. Raider's Pass-Lubbock, TX	812	99.5%	810	99.3%	816	828	99.0%	2.1%	2.4%
16. Callaway Villas-College Station, TX	683	98.8%	563	81.5%	691	704	84.1%	3.8%	2.3%
17-19. University Village-Tallahassee, FL	710	99.4%	710	99.4%	714	716	99.2%	2.0%	2.3%
20. Royal Lexington-Lexington, KY	358	98.4%	354	97.3%	364	364	95.9%	2.5%	2.2%
21. Southview-Harrisonburg, VA	942	98.8%	926	97.2%	953	960	96.5%	2.3%	2.0%
22. University Centre-Newark, NJ	789	95.6%	547	66.3%	825	838	89.7%	2.2%	1.7%
23-25. The Summit & Jacob Heights-Mankato, MN	874	94.5%	771	83.4%	925	930	90.0%	1.1%	1.7%
26. Peninsular Place-Ypsilanti, MI	361	78.0%	293	63.3%	463	478	93.9%	1.1%	1.6%
27. Northgate Lakes-Orlando, FL	687	96.8%	706	99.4%	710	710	98.2%	1.4%	1.4%
28. Campus Club-Statesboro, GA	863	88.0%	915	93.3%	981	984	95.5%	2.0%	1.4%
29. Campus Ridge-Johnson City, TN	440	84.1%	409	78.2%	523	528	90.2%	1.2%	1.1%
30. University Gables-Murfreesboro, TN	519	80.8%	593	92.4%	642	648	95.2%	2.6%	1.0%
31. Raider's Crossing-Murfreesboro, TN	265	96.0%	265	96.0%	276	276	97.5%	2.1%	0.7%
32. The Village at Alafaya Club-Orlando, FL	769	92.8%	815	98.3%	829	839	98.9%	1.7%	0.7%
33. The Village at Science Drive-Orlando, FL	626	86.5%	717	99.0%	724	732	99.5%	2.5%	0.5%
34. Newtown Crossing-Lexington, KY	911	96.7%	781	82.9%	942	942	88.6%	1.0%	0.0%
Subtotal-Projected Rental Rate Growth between 0% and 2.99%	**17,697**	**94.3%**	**17,038**	**90.8%**	**18,768**	**18,944**	**95.6%**	**2.2%**	**1.9%**
Subtotal-Properties Increasing Rental Rates	**36,478**	**95.7%**	**35,675**	**93.6%**	**38,120**	**38,511**	**96.4%**	**2.8%**	**3.0%**

(1) As of July 23, 2010 for current year and July 24, 2009 for prior year.
(2) Rentable beds exclude beds needed for on-site staff.
(3) As of September 30, 2009.
(4) Projected rental rate increase is based on current executed leases and assumes all future leases are executed at currently marketed rates up to targeted occupancy.

11

2010/2011 Leasing Status, continued

Properties Reducing Rental Rates

	Current Year		Prior Year						
	Leases [1]	% of Rentable Beds	Leases [1]	% of Rentable Beds	Rentable Beds [2]	Design Beds	Final Fall 2009 Occupancy [3]	Initial Rate Increase	Projected Rate Increase [4]
Properties Reducing Rental Rates									
1. City Parc at Fry Street-Denton, TX	405	98.8%	407	99.3%	410	418	97.8%	2.6%	-0.1%
2. GrandMarc-Seven Corners-Minneapolis, MN	553	127.7%	382	88.2%	433	440	108.2%	3.0%	-0.1%
3. University Village Sacramento-Sacramento, CA	358	93.7%	277	72.5%	382	394	87.8%	-0.5%	-0.4%
4. University Pines-Statesboro, GA	426	77.2%	484	87.7%	552	552	97.3%	1.7%	-0.5%
5. The Woods at Greenland-Murfreesboro, TN	225	81.5%	230	83.3%	276	276	96.0%	1.8%	-0.7%
6. The Commons-Harrisonburg, VA	513	97.9%	415	79.2%	524	528	84.3%	-0.3%	-0.7%
7. Tower at 3rd-Champaign, IL	318	85.3%	290	99.0% (5)	373 (5)	375 (5)	99.0% (5)	1.2%	-1.8%
8. Campus Walk Wilmington-Wilmington, NC	240	84.2%	189	66.3%	285	290	84.1%	-2.2%	-2.2%
9. University Village Fresno-Fresno, CA	294	74.2%	392	99.0%	396	406	98.8%	0.4%	-2.3%
10. Villas on Apache-Tempe, AZ	252	89.0%	135	47.7%	283	288	73.3%	14.6%	-2.4%
11. The Estates-Gainesville, FL	896	86.3%	959	92.4%	1,038	1,044	97.1%	-0.2%	-3.3%
12. Lakeside-Athens, GA	756	97.5%	675	87.1%	775	776	92.1%	-4.4%	-3.5%
13. Royal Village-Gainesville, FL	366	81.7%	437	97.5%	448	448	97.8%	1.5%	-4.5%
14-15. Willowtree Apartments and Towers-Ann Arbor, MI	837	99.5%	598	71.1%	841	851	83.9%	0.7%	-4.6%
16. Aztec Corner-San Diego, CA	582	98.6%	602	102.0%	590	606	99.3%	TBD	-16.3%
Subtotal - Properties Reducing Rental Rates	**7,021**	**92.3%**	**6,472**	**86.0%**	**7,606**	**7,692**	**93.4%**	**0.9%**	**-3.8%**
Total Same Store Portfolio	**43,499**	**95.1%**	**42,147**	**92.3% (5)**	**45,726 (5)**	**46,203 (5)**	**95.9% (5)**	**2.5%**	**1.9%**

(1) As of July 23, 2010 for current year and July 24, 2009 for prior year.

(2) Rentable beds exclude beds needed for on-site staff.

(3) As of September 30, 2009.

(4) Projected rental rate increase is based on current executed leases and assumes all future leases are executed at currently marketed rates up to targeted occupancy.

(5) Rentable beds and design beds include an additional 80 beds at Tower at 3rd that are currently being converted from existing retail space and are anticipated to open in Fall 2010. These beds are excluded for purposes of calculating the prior year percentage of rentable beds and final Fall 2009 occupancy.

AMERICAN CAMPUS

12

2010/2011 Leasing Status, continued

Joint Venture Portfolio to be Acquired

	Current Year		Prior Year					
	Leases [1]	% of Rentable Beds	Leases [1]	% of Rentable Beds	Rentable Beds [2]	Design Beds	Final Fall 2009 Occupancy [3]	Projected Rate Increase [4]
Fund II Properties:								
1. The Edge-Charlotte, NC	706	98.3%	687	95.7%	718	720	96.1%	7.6%
2. University Walk-Charlotte, NC	458	96.2%	462	97.1%	476	480	99.8%	3.6%
3. Uptown-Denton, TX	518	99.0%	398	76.1%	523	528	82.0%	-1.4%
Subtotal - Fund II Properties	**1,682**	**98.0%**	**1,547**	**90.1%**	**1,717**	**1,728**	**92.8%**	**3.4%**
Fund III Properties:								
4. University Crescent-Baton Rouge, LA	607	99.2%	593	96.9%	612	612	99.2%	5.5%
5. State College Park-State College, PA	748	100.8%	749	100.9%	742	752	98.9%	5.4%
6. Nittany Crossing-State College, PA	674	99.4%	674	99.4%	678	684	99.1%	5.2%
7. Lions Crossing-State College, PA	696	100.0%	685	98.4%	696	696	99.1%	4.1%
8. Burbank Commons-Baton Rouge, LA	524	98.9%	519	97.9%	530	532	98.7%	3.8%
9. The View-Lincoln, NE	559	95.2%	492	83.8%	587	590	93.6%	3.1%
10. Chapel Ridge-Chapel Hill, NC	530	97.6%	511	94.1%	543	544	94.1%	2.7%
11. Chapel View-Chapel Hill, NC	340	97.7%	330	94.8%	348	358	96.6%	2.7%
12. University Greens-Norman, OK	426	82.6%	451	87.4%	516	516	90.5%	2.0%
13. Blanton Common-Valdosta, GA	491	57.1%	641	74.5%	860	860	87.8%	-5.6%
14. University Oaks-Columbia, SC	646	99.1%	559	85.7%	652	662	86.4%	-3.2%
Subtotal - Fund III Properties	**6,241**	**92.3%**	**6,204**	**91.7%**	**6,764**	**6,806**	**94.7%**	**2.2%**
Total Joint Venture Properties	**7,923**	**93.4%**	**7,751**	**91.4%**	**8,481**	**8,534**	**94.4%**	**2.4%**

(1) As of July 23, 2010 for current year and July 24, 2009 for prior year.

(2) Rentable beds exclude beds needed for on-site staff.

(3) As of September 30, 2009.

(4) Projected rental rate increase is based on current executed leases and assumes all future leases are executed at currently marketed rates up to targeted occupancy.

AMERICAN CAMPUS

13

Owned Development Update

(dollars in thousands)

PROJECTS UNDER CONSTRUCTION

Project	Location	Primary University Served	Units	Beds	Estimated Project Cost	% Complete [(1)]	Scheduled to Open for Occupancy
University of New Mexico Phase I - ACE	Albuquerque, NM	University of New Mexico	216	864	$ 39,200	1%	August 2011
Villas at Babcock	San Antonio, TX	Univ. of Texas - San Antonio	204	792	35,400	5%	August 2011
					$ 74,600		

OWNED DEVELOPMENT PIPELINE [(2)]

Project	Location	Primary University Served	Anticipated Commencement	Approximate Targeted Beds	Estimated Project Cost	Targeted Completion
Villas on Sycamore [(3)]	Huntsville, TX	Sam Houston State University	Q3 2010	680	$ 28,000	August 2011
Portland State University - ACE [(4)]	Portland, OR	Portland State University	Q4 2010	980	80,000	August 2012
Northern Arizona University - ACE [(4)]	Flagstaff, AZ	Northern Arizona University	Q2 2011	1,100	79,800	August 2012
Amherst Development [(3)]	Amherst, NY	University of Buffalo	Q3 2011	TBD	TBD	August 2012
ASU - West Campus Phase I - ACE [(4)]	Phoenix, AZ	Arizona State University	Q2 / Q3 2011	600	TBD	August 2012
ASU - West Campus Phase II - ACE [(4)]	Phoenix, AZ	Arizona State University	TBD	TBD	TBD	TBD
ASU Component III - ACE [(4)]	Tempe, AZ	Arizona State University	TBD	1,500	110,000	TBD
Carbondale Development [(3)]	Carbondale, IL	Southern Illinois University	TBD	650	32,100	TBD
Univ. of New Mexico Phase II - ACE [(4)]	Albuquerque, NM	University of New Mexico	TBD	600	TBD	TBD
					$ 329,900	

DISCONTINUED ACE AWARDS

Project	Location
Boise State University [(5)]	Boise, ID

(1) Based on costs incurred under the general construction contract as of June 30, 2010. As of June 30, 2010, the total Construction in Progress balance is $5.4 million, representing costs incurred under the total project budget.

(2) Does not include undeveloped land parcels in 4 university markets totaling $14.3 million as of June 30, 2010.

(3) Commencement of owned off-campus development projects is subject to final determination of feasibility, execution and closing on definitive agreements, municipal approval processes, fluctuations in the construction market, and current capital market conditions.

(4) ACE awards provide the company with the opportunity to exclusively negotiate with the subject universities. Commencement of ACE projects is subject to various levels of university board approval, final determination of feasibility, execution and closing on definitive agreements, municipal approval processes, fluctuations in the construction market, and current capital market conditions.

(5) In April 2010, the University informed the company that the Idaho State Board of Education did not approve the Ground Lease Agreement between the company and BSU. The University subsequently decided to proceed with building a portion of the project themselves utilizing traditional University debt. Pursuant to the terms of the Memorandum of Understanding, the University is obligated to reimburse ACC's cost and, upon commencement of construction of the project, compensate the company for previously rendered predevelopment services calculated at 3% of total development cost.

AMERICAN CAMPUS

14

Third-Party Development Update (dollars in thousands) SixMonths Ended June 30 Months Ended June 30 2010 2009 $ Change 2010 2009 $ Change Development services revenue 1,628 $ 886 $ 742 $ 2,202 $ 1,938 $ 264 $ % of total revenue 2.1% 1.2% 1.4% 1.3% CONTRACTED PROJECTS IN PROGRESS Fees Earned Six Months 30, Three 30, Project Units Beds Total Fees (1) Fees Earned to Date in Current Year Remaining Fees (2) Scheduled Completion Hampton Roads Military Housing 1,190 2,367 3,542 $ 3,346 $ 151 $ 196 $ July 2010 University of California, Irvine - Phase III Irvine, CA University of California - Irvine 720 1,763 7,570 6,715 540 855 August 2010 Cleveland State University (3) Cleveland, OH Cleveland State University 163 600 2,535 1,813 313 722 August 2010/2011 Edinboro University - Phase II (4) Edinboro, PA Edinboro University 277 856 2,193 1,126 1,126 1,067 August 2011 15 840 $ 13 000 $ 2 130 $ 2 840 $ Location Primary University/ Institution Served Norfolk, VA United States Navy 15,840 13,000 2,130 2,840 ON-CAMPUS AWARD PIPELINE (5) Project Estimated Fees CUNY - Staten Island (6) Staten Island, NY 3,250 $ Illinois State University Normal IL 2 500 Anticipated Financing Structure Location Third-party Q4 2010 Anticipated Commencement Third-Q1 Normal, 2,500 Northern Illinois University Dekalb, IL 3,500 Princeton University Princeton, NJ Undetermined TBD Univ. of California, Irvine - Future Phases (7) Irvine, CA TBD Boise State University (8) Boise, ID TBD 9,250 $ Undetermined Third-party Q1 2013 TBD Third party Third-party 2011 2011 Q1 2011 (1) Does not include incentive fees that might be earned as a result of sharing in cost savings on the project. Such fees are recognized as revenue when the project is complete and performance has been agreed upon by all parties or verified by an independent third party.   (2) As of June 30, 2010. (3) The project will be completed in two phases, with Phase I completed in August 2010 and Phase II completed in August 2011. (4) The University obtained permanent external financing in June 2010 in the form of tax-exempt revenue bonds, at which time a Development Agreement was executed and construction commenced. (5) These awards relate to speculative development projects that are subject to final determination of feasibility, execution and closing on definitive agreements, and fluctuations in the construction and financing markets. Anticipated commencement and fees are dependent upon the availability of project financing, which is affected by current capital market conditions. (6) The University is considering several options for this project, including a smaller project containing fewer beds than originally anticipated. Any changes to the size of the project could reduce the estimated fees earned by the company. (7) Additional phases totaling approximately 2,300 beds are included as part of the original 2007 award to the company. If the University elects to move forward on these additional phases with the company, they would be considered part of the original procurement. (8) In April 2010, the University informed the company that the Idaho State Board of Education did not approve the Ground Lease Agreement between the company and BSU. The University subsequently decided to proceed with building a portion of the project themselves utilizing traditional University debt. Pursuant to the terms of the Memorandum of Understanding, the University is obligated to reimburse ACC’s cost and, upon commencement of construction of the project, compensate the company for previously rendered predevelopment services calculated at 3% of total development cost. 15

Management Services Update

(dollars in thousands)

	Three Months Ended June 30,			Six Months Ended June 30,		
	2010	2009	$ Change	2010	2009	$ Change
Management services revenue	$ 2,121	$ 2,105	$ 16	$ 4,335	$ 4,347	$ (12)
% of total revenue	2.8%	3.0%		2.7%	3.0%	

NEW/PENDING MANAGEMENT CONTRACTS

Property	Location	University / Institution Served	Approximate Beds	Stabilized Annual Fees [1]	Actual or Anticipated Commencement
Bayside Village	Portland, ME	Several Local Schools	400	$ 80	February 2010
Hampton Roads - New Housing [2]	Norfolk, VA	Department of the Navy	2,367	500	July 2010
Georgia Gwinnett College	Lawrenceville, GA	Georgia Gwinnett College	1,030	250	August 2010
University of California, Irvine - Phase III [2]	Irvine, CA	University of California, Irvine	1,763	830	August 2010
Cleveland State University Phase I	Cleveland, OH	Cleveland State University	330	80 [3]	August 2010
IPFW Phase III	Fort Wayne, IN	Indiana University-Purdue University Fort Wayne	450	50 [3]	August 2010
University of Houston - Victoria	Victoria, TX	University of Houston - Victoria	250	50	August 2010
CUNY - Staten Island [2]	Staten Island, NY	City University of New York	600	275	August 2012
				$ 2,115	

(1) Stabilized annual fees are dependent upon the achievement of anticipated occupancy levels.
(2) Management contracts are contingent upon the successful closing and completion of development projects and negotiation of all management agreements.
(3) Fee amount is a net increase as this facility will replace other housing, which will be demolished or will be an incremental increase in beds.

AMERICAN CAMPUS

16

Investor Information

Executive Management

William C. Bayless, Jr.	Chief Executive Officer
Greg A. Dowell	Chief Operating Officer
Jon Graf	Chief Financial Officer

Research Coverage

Michelle Ko / Andrew Ryu	Bank of America / Merrill Lynch	(646) 855-1802 / (212) 449-6237	m.ko@baml.com / andrew.ryu@baml.com
Eric Wolfe / Michael Bilerman	Citigroup Equity Research	(212) 816-5871/ (212) 816-1383	eric.wolfe@citi.com / michael.bilerman@citi.com
John Perry / Conor Fennerty	Deutsche Bank Securities, Inc.	(212) 250-4912 / (212) 250-1576	john.perry@db.com / conor.fennerty@db.com
Andrew McCulloch / Chris Van Ens	Green Street Advisors	(949) 640-8780	amcculloch@greenstreetadvisors.com / cvanens@greenstreetadvisors.com
Steve Sakwa / David Bragg	ISI Group Inc.	(212) 446-9462 / (212) 446-9458	ssakwa@isigrp.com / dbragg@isigrp.com
Anthony Paolone / Joseph Dazio	J.P. Morgan Securities	(212) 622-6682 / (212) 622-6416	anthony.paolone@jpmorgan.com / joseph.c.dazio@jpmorgan.com
Haendel E. St. Juste	Keefe, Bruyette & Woods	(212) 887-3842	hstjuste@kbw.com
Jordan Sadler / Karin Ford	KeyBanc Capital Markets	(917) 368-2280 / (917) 368-2293	jsadler@keybanccm.com / kford@keybanccm.com
Michael Levy	Macquarie Research	(212) 231-2626	michael.levy@macquarie.com
Stephen C. Swett	Morgan Keegan	(212) 508-7585	stephen.swett@morgankeegan.com
Paula Poskon / Lindsey Yao	Robert W. Baird & Co., Inc.	(703) 821-5782 / (703) 918-7852	pposkon@rwbaird.com / lyao@rwbaird.com
Alexander Goldfarb / James Milam	Sandler O'Neill + Partners, L.P.	(212) 466-7937 / (212) 466-8066	agoldfarb@sandleroneill.com / jmilam@sandleroneill.com
Ross Nussbaum / Dustin Pizzo	UBS Investment Research	(212) 713-2484 / (212) 713-4847	ross.nussbaum@ubs.com / dustin.pizzo@ubs.com

American Campus Communities, Inc. is followed by the analysts listed above. Please note that any opinions, estimates or forecasts regarding American Campus Communities, Inc.'s performance made by such analysts are theirs alone and do not represent the opinions, forecasts or predictions of American Campus Communities, Inc. or its management. American Campus Communities, Inc. does not by its reference above or distribution imply its endorsement of or concurrence with such information, conclusions or recommendations.

Additional Information

Corporate Headquarters:
American Campus Communities, Inc.
805 Las Cimas Parkway, Suite 400
Austin, Texas 78746

Investor Relations:
Gina Cowart
VP, Investor Relations and Corporate Marketing







AMERICAN CAMPUS

17

Forward Looking Statements In addition to historical information, this supplemental package contains forward-looking statements under the federal securities law. These statements are based on current expectations, estimates and projections about the industry and markets in which American Campus operates, management's beliefs, and assumptions made by management. Forward-looking statements are not guarantees of future performance and involve certain risks and uncertainties, which are difficult to predict.